As filed with the Securities and Exchange Commission on
August 4, 2006
Securities Act File No. ___-______
Investment Company Act File No. 811-08953

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2
(Check appropriate box or boxes)

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	Pre-effective Amendment No. ___
☐	Post-effective Amendment No. ___
AND/OR

☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐	Pre-effective Amendment No. ___
☑	Amendment No. 21
HIGHLAND FLOATING RATE FUND
(Exact Name of Registrant as Specified in Charter)
13455 Noel Road, Suite 800
Dallas, TX 75240
(Address of Principal Executive Offices)
(877) 665-1287
(Registrant’s Telephone Number)
James D. Dondero
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Name and Address of Agent for Service)
Copies of Communications to:
Philip H. Harris, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036-6522

Approximate date of proposed public offering:
August 4, 2006
     If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”) other than securities offered in connection with a dividend reinvestment plan, check the following box. ☑
It is proposed that this filing will become effective (check applicable box):
☐ when declared effective pursuant to section 8(c), or as follows:
☑ immediately upon filing pursuant to paragraph (b) of Rule 486.
☐ on (date) pursuant to paragraph (b) of Rule 486.
☐ 60 days after filing pursuant to paragraph (a) of Rule 486.
☐ on                      pursuant to paragraph (a) of Rule 486.
☐ This post-effective amendment designates a new effective date for a previously-filed registration statement.
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed	Proposed
Title of Securities	Amount of Shares	Maximum	Maximum	Amount of
Being	Being	Offering Price Per	Aggregate	Registration
Registered	Registered(1)	Unit	Offering Price	Fee(2)
Common Shares of Beneficial Interest
Class A	40,000,000	$10.28	$411,200,000	$43,998.40
Class B	0	$0	$0	$0
Class C	30,000,000	$9.93	$297,900,000	$31,875.30
Class Z	20,000,000	$9.93	$198,600,000	$21,250.20

		Proposed	Proposed
Title of Securities	Amount of Shares	Maximum	Maximum	Amount of
Being	Being	Offering Price Per	Aggregate	Registration
Registered	Registered(3)	Unit	Offering Price	Fee(4)
Common Shares of Beneficial Interest
Class A	30,000,000	$9.85	$295,500,000	$31,618.50
Class B	0	$0	$0	$0
Class C	25,000,000	$9.84	$246,000,000	$26,322.00
Class Z	0	$0	$0	$0

		Proposed	Proposed
Title of Securities	Amount of Shares	Maximum	Maximum	Amount of
Being	Being	Offering Price Per	Aggregate	Registration
Registered	Registered(3)	Unit	Offering Price	Fee(4)
Common Shares of Beneficial Interest
Class A	0	$0	$0	$0
Class B	0	$0	$0	$0
Class C	0	$0	$0	$0
Class Z	12,500,000	$9.89	$123,625,000	$14,550.66

Title of Securities	Amount of Shares	Maximum	Maximum	Amount of
Being	Being	Offering Price Per	Aggregate	Registration
Registered	Registered(3)	Unit	Offering Price	Fee(4)
Common Shares of Beneficial Interest
Class A	10,000,000	$9.80	$98,000,000	$11,535.00
Class B	0	$0	$0	$0
Class C	15,000,000	$9.79	$146,850,000	$17,285.00
Class Z	5,000,000	$9.79	$48,950,000	$5,762.00

Title of Securities	Amount of Shares	Maximum	Maximum	Amount of
Being	Being	Offering Price Per	Aggregate	Registration
Registered	Registered(3)	Unit	Offering Price	Fee(4)
Common Shares of Beneficial Interest
Class A	31,000,000	$9.46	$293,260,000	$23,724.74
Class B	19,000,000	$9.46	$179,740,000	$14,540.97
Class C	30,000,000	$9.46	$283,800,000	$22,959.42
Class Z	18,000,000	$9.46	$170,280,000	$13,775.66

Title of Securities	Amount of Shares	Maximum	Maximum	Amount of
Being	Being	Offering Price Per	Aggregate	Registration
Registered	Registered(3)	Unit	Offering Price	Fee(4)
Common Shares of Beneficial Interest
Class A	8,220,000	$10.02	$82,364,000	$20,591.10
Class B	4,025,000	$9.99	$40,209,000	$10,052.44
Class C	5,905,800	$9.99	$58,998,942	$14,749.74
Class Z	0	$0	$0	$0

Title of Securities	Amount of Shares	Maximum	Maximum	Amount of
Being	Being	Offering Price Per	Aggregate	Registration
Registered	Registered(3)	Unit	Offering Price	Fee(4)
Common Shares of Beneficial Interest
Class A	20,000,000	$9.90	$198,000,000	$52,272.00
Class B	15,000,000	$9.90	$148,500,000	$39,204.00
Class C	20,000,000	$9.90	$198,000,000	$52,272.00
Class Z	0	$0	$0	$0

Title of Securities	Amount of Shares	Maximum	Maximum	Amount of
Being	Being	Offering Price Per	Aggregate	Registration
Registered	Registered(3)	Unit	Offering Price	Fee(4)
Common Shares of Beneficial Interest
Class A	10,000,000	$10.07	$100,700,000	$27,994.60
Class B	10,000,000	$10.07	$100,700,000	$27,994.60
Class C	10,000,000	$10.07	$100,700,000	$27,994.60
Class Z	10,000,000	$10.07	$100,700,000	$27,994.60

(1)	Being registered pursuant to this Registration Statement.

(2)	This amount is being offset against the fee previously paid on August 2, 2006. Calculated pursuant to Rule 457(d) based on the maximum offering price per share of $10.28 for Class A Shares, and the net asset value per share of $9.93 for each of Class C Shares and Class Z shares as of July 21, 2006.

(3)	Previously registered.

(4)	Previously paid.
PART A
     The Registrant’s prospectuses as filed with the Securities and Exchange Commission on December 29, 2005 in Post-Effective Amendment Nos. 10 (under the 1933 Act) and 19 (under the 1940 Act) to the Registrant’s Registration Statement on Form N-2 (File Nos. 333-51466 and 811-08953), as amended to date, are incorporated into this filing by reference.

HIGHLAND FLOATING RATE FUND
Supplement Dated August 4, 2006
To Class A, B and C Shares Prospectus Dated January 1, 2006
THE PROSPECTUS FOR CLASS A, B AND C SHARES IS AMENDED AS FOLLOWS:
1.	All references in the Prospectus to the number of shares of each Class of the Fund registered with the Securities and Exchange Commission are amended to reflect the registration of an additional 40,000,000 Class A Shares and 30,000,000 Class C Shares. The total number of registered Class A Shares is 149,220,000 and the total number of registered Class C Shares is 135,905,800.

2.	The table on Page 36 of the Prospectus under the heading “Status of Shares” is replaced with the following:

As of July 10, 2006, the following shares of the Fund were outstanding:

			(4)
		(3)	Amount
	(2)	Amount held by	Outstanding
(1)	Amount	Fund or for	Exclusive of Amount
Title of Class	Authorized	Its Account	Shown Under (3)
Class A	Unlimited	0	$65,301,262.211
Class B	Unlimited	0	$15,046,431.797
Class C	Unlimited	0	$56,218,024.705
Class Z	Unlimited	0	$20,801,523.803
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE

HIGHLAND FLOATING RATE FUND
Supplement Dated August 4, 2006
To Class Z Shares Prospectus Dated January 1, 2006
THE PROSPECTUS FOR CLASS Z SHARES IS AMENDED AS FOLLOWS:
1.	All references in the Prospectus to the number of shares of the Fund registered with the Securities and Exchange Commission are amended to reflect the registration of an additional 20,000,000 Class Z Shares. The total number of registered Class Z Shares is 65,000,000.

2.	The table on Page 30 of the Prospectus under the heading “Status of Shares” is replaced with the following:

As of July 10, 2006, the following shares of the Fund were outstanding:

		(3)	(4)
	(2)	Amount held by Fund	Amount Outstanding
(1)	Amount	or for	Exclusive of Amount
Title of Class	Authorized	Its Account	Shown Under (3)
Class A	Unlimited	0	$65,301,262.211
Class B	Unlimited	0	$15,046,431.797
Class C	Unlimited	0	$56,218,024.705
Class Z	Unlimited	0	$20,801,523.803
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE

Statement of Additional Information Dated January 1, 2006
As Revised March 24, 2006 and August 4, 2006
HIGHLAND FLOATING RATE FUND
Class A, B, C and Z
13455 Noel Road, Suite 800, Dallas, Texas 75240
(877) 665-1287
     This Statement of Additional Information (“SAI”) is not a prospectus but provides additional information that should be read in conjunction with the Fund’s Prospectuses dated January 1, 2006, as revised March 24, 2006 and August 4, 2006, and any supplements thereto. Copies of the Fund’s Prospectuses are available, upon request, by calling the Fund at (877) 665-1287, visiting the Fund’s web site (http://www.highlandfunds.com) or writing to the Fund c/o PFPC Inc., P.O. Box 9840, Providence, RI 02940. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectuses.

THE FUND
     Highland Floating Rate Fund (the “Fund”) is a non-diversified, closed-end management investment company. The Fund is engaged in a continuous public offering of its shares. The Fund makes Repurchase Offers on a quarterly basis to repurchase between 5% and 25% of its outstanding shares at the then current net asset value of the shares. On October 18, 2004, the Fund’s name was changed from Columbia Floating Rate Fund to its current name. The Fund offers four classes of shares—Classes A, B, C, and Z. The Fund discontinued selling Class B shares to new and existing investors following the close of business on May 2, 2005. Existing investors may still reinvest distributions in Class B shares.
     Highland Capital Management, L.P. (“Highland” or the “Adviser”) provides administrative services and investment advisory services to the Fund.
     Special Considerations Regarding Master Fund/Feeder Fund Structure. Rather than invest in securities directly, the Fund seeks to achieve its objective by pooling its assets with those of other investment companies for investment in Highland Floating Rate Limited Liability Company (the “Portfolio”), which has the same investment objective and substantially the same investment policies as the Fund. The purpose of such an arrangement is to achieve greater operational efficiencies and reduce costs. For more information, please refer to the Prospectus under the caption “Master Fund/Feeder Fund: Structure and Risk Factors.” The Fund’s investment experience will correspond directly to the investment experience of the Portfolio.
INVESTMENT POLICIES
     The following information supplements the discussion of the investment objective and policies of the Fund and of the Portfolio described in the Prospectuses. In pursuing its objective, the Fund and the Portfolio will invest as described below and may employ the investment techniques described in the Prospectuses and elsewhere in this SAI. The investment objective of the Fund and the Portfolio is a non-fundamental policy and may be changed by the Board of Trustees of the Fund or the Board of Managers of the Portfolio, as applicable, without the approval of a “majority of the outstanding voting securities” of the Fund or Portfolio, as applicable. A “majority of the outstanding voting securities” means the approval of the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares.
     The investment objective of the Fund and of the Portfolio is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of the Portfolio’s net assets (plus any borrowings for investment purposes) in interests in Senior Loans of domestic or foreign Borrowers that operate in a variety of industries and geographic regions. Although most Senior Loans are secured, the Portfolio may invest up to 20% of its total assets in interests in Senior Loans that are not secured by any collateral and in other permitted investments (as described below).
     In addition, during normal market conditions, the Portfolio may invest up to 20% (in the aggregate) of its total assets (including assets maintained by the Portfolio as a reserve against any additional loan commitments) in (i) high quality, short-term debt securities with remaining maturities of one year or less; (ii) warrants, equity securities and, in limited circumstances, junior debt securities acquired in connection with the Portfolio’s investments in Senior Loans; (iii) Senior Loans of foreign Borrowers that are foreign currency denominated and payments of interest and repayments of principal pursuant to such Senior Loans may be made in foreign currency and (iv) Senior Loans, the interest rates of which are fixed and do not float or vary periodically based upon a benchmark indicator of prevailing interest rates. Such high quality, short-term securities may include commercial paper rated at least BBB,

A-3 or higher by Standard & Poor’s Ratings Group (“S&P”) or Baa, P-3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) (or if unrated, determined by Highland to be of comparable quality), interests in short-term loans and short-term loan participations of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such rating categories (or if having no such rating, determined by Highland to be of comparable quality), certificates of deposit and bankers’ acceptances and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Such high quality, short-term securities may pay interest at rates that are periodically redetermined or may pay interest at fixed rates. For more information, please refer to the Prospectuses under the caption “Investment Objective and Policies.”
PORTFOLIO INVESTMENTS AND STRATEGIES
     The following sets forth information about the investment policies of the Fund and the Portfolio and the types of securities the Portfolio may buy. Please read this information together with information in the Prospectuses under the caption “How the Fund or Portfolio Invests.”
     Senior Loans. Senior Loans generally are arranged through private negotiations between a Borrower and the Lenders represented in each case by one or more Agents of the several Lenders. Senior Loans in which the Fund will invest generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium, although the Fund may invest up to 20% of its total assets in fixed rate Senior Loans. These base lending rates are generally the Prime Rate, LIBOR, the CD rate or other base lending rates used by commercial lenders. The Senior Loans in the Portfolio’s investment portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 90 days or less. Because of prepayment provisions, the actual remaining maturity of Senior Loans may vary substantially from the stated maturity of such loans. Highland estimates actual average maturity of Senior Loans in the portfolio will be approximately 18-24 months.
     Participations and Assignments. The Portfolio may invest in Participations in Senior Loans, may purchase Assignments of portions of Senior Loans from third parties and may act as one of the group of Primary Lenders.
     When the Portfolio purchases a Participation, the Portfolio will typically enter into a contractual relationship with the Lender selling the Participation, but not with the Borrower. As a result, the Portfolio will assume the credit risk of both the Borrower and the Lender selling the Participation, and the Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. The Portfolio will purchase a Participation only when the Lender selling the Participation, and any other institution interpositioned between such Lender and the Portfolio at the time of investment, have outstanding debt obligations rated investment grade (BBB or A-3 or higher by S&P or Baa or P-3 or higher by Moody’s) or, if unrated, determined by Highland to be of comparable quality. The rights of the Portfolio when it acquires a Participation may be different from, and more limited than, the rights of Primary Lenders or of persons who acquire an Assignment. The Portfolio may pay a fee or forgo a portion of interest payments to the Lender selling a Participation or Assignment pursuant to the terms of such Participation or Assignment.
     Debt Restructuring. The Portfolio may purchase and retain in its portfolio an interest in a Senior Loan to a Borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. Highland’s decision to purchase or retain such an interest will depend on its assessment of the likelihood that the Portfolio ultimately will receive full repayment of the principal amount of the Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal, and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolio may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, Highland’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Portfolio at any given time upon sale thereof, the Portfolio may determine to hold such securities in its portfolio. Any equity security or junior debt security held by the Portfolio will not be treated as a Senior Loan and thus will not count toward the 80% of net assets (plus any borrowings for investment purposes) that normally will be invested in Senior Loans.
     Bridge Financing. The Portfolio may acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Borrower’s use of a bridge loan involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness.
     Other Securities. The Portfolio will acquire warrants, equity securities and junior debt securities only as are incident to the purchase or intended purchase of interests in collateralized Senior Loans. The Portfolio generally will acquire interests in warrants, equity securities and junior debt securities only when Highland believes that the relative value being given by the Portfolio in exchange for such interests is substantially outweighed by the potential value of such instruments.
     Investment in warrants, equity securities and junior debt securities entails certain risks in addition to those associated with investments in Senior Loans. Warrants and equity securities have a subordinate claim on a Borrower’s assets as compared with debt securities, and junior debt securities have a subordinate claim on such assets as compared with Senior Loans. As such, the values of warrants and equity securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may have an adverse impact on the ability of the Portfolio to minimize fluctuations in its NAV.
     Defensive Investment Policy. If Highland determines that market conditions temporarily warrant a defensive investment policy, the Portfolio may (but is not required to) invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and high quality, short-term debt securities. The Portfolio may also engage in interest rate and other hedging transactions, lend portfolio holdings, purchase and sell interests in Senior Loans and other portfolio debt securities on a “when-issued” or “delayed-delivery” basis, and enter into repurchase and reverse repurchase agreements. These investment practices involve certain special risk considerations. Highland may use some or all of the following investment practices when, in the opinion of Highland, their use is appropriate. Although Highland believes that these investment practices may further the Portfolio’s investment objective, no assurance can be given that the utilization of these investment practices will achieve that result.
     Structured Notes. The Portfolio may invest up to 5% of its total assets in structured notes, including “total rate of return swaps” with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of financial leverage, which is a speculative technique. Leverage magnifies the potential for gain and the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of a structured note. Structured notes are treated as Senior Loans for purposes of the Portfolio’s policy of normally investing at least 80% of its net assets (plus any borrowings for investment purposes) in Senior Loans.
     Borrowing. The Portfolio may borrow money for the purpose of obtaining short-term liquidity in connection with Repurchase Offers for Fund shares and for temporary, extraordinary or emergency purposes. Under the requirements of the Investment Company Act of 1940, as amended (the “1940

Act”), the Portfolio, immediately after any such borrowings, must have an asset coverage of at least 300%. Asset coverage is the ratio that the value of the total assets of the Portfolio, less all liabilities and indebtedness not represented by senior securities (as that term is defined in the 1940 Act), bears to the aggregate amount of any such borrowings by the Portfolio.
     The rights of any lenders to the Portfolio to receive payments of interest on and repayments of principal of such borrowings will be senior to those of the holders of Portfolio shares, and the terms of any such borrowings may contain provisions that limit certain activities of the Portfolio, including the payment of dividends to holders of Portfolio shares in certain circumstances. Further, the terms of any such borrowings may, and the provisions of the 1940 Act do (in certain circumstances), grant lenders certain voting rights in the event of default in the payment of interest or repayment of principal. In the event that such provisions would impair the Portfolio’s status as a regulated investment company, the Portfolio, subject to the ability of the Portfolio to liquidate its relatively illiquid portfolio, intends to repay the borrowings. Interest payments and fees incurred in connection with any such borrowings will reduce the amount of net income available for payment to shareholders. The Portfolio may enter into an agreement with a financial institution providing for a facility, the proceeds of which may be used to finance, in part, repurchases.
     Derivatives. The Portfolio may, but is not obligated to, enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives with many different uses. The Portfolio expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Portfolio owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Portfolio’s investment portfolio. To the extent Securities and Exchange Commission (“SEC”) guidance requires segregation of assets for certain derivative transactions the Fund will segregate a portion of its assets while party to these derivative transactions.
     Hedging Transactions. In addition, the Portfolio may also engage in hedging transactions, including entering into put and call options, to seek to protect the value of its portfolio against declines in NAV resulting from changes in interest rates or other market changes. Market conditions will determine whether and in what circumstances the Portfolio would employ any hedging and risk management techniques. The Portfolio will not engage in any of the transactions for speculative purposes and will use them only as a means to hedge or manage the risks associated with assets held in, or anticipated to be purchased for, the investment portfolio or obligations incurred by the Portfolio. The Portfolio will incur brokerage and other costs in connection with its hedging transactions.
     Interest Rate Swaps, Caps and Floors. The Portfolio may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Portfolio will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Portfolio with another party of their respective obligations to pay or receive interest (i.e., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments). For example, the Portfolio may seek to shorten the effective interest rate redetermination period of a Senior Loan to a Borrower that has selected an interest rate redetermination period of one year. The Portfolio could exchange the Borrower’s obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Portfolio would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

     The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Portfolio will not enter into swaps, caps or floors, if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Portfolio.
     In circumstances in which Highland anticipates that interest rates will decline, the Portfolio might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Portfolio would receive payments from its counterparty that would wholly or partially offset the decrease in the payments it would receive with respect to the portfolio assets being hedged. In the case where the Portfolio purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Portfolio’s counterparty would pay the Portfolio amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Portfolio would receive with respect to floating rate portfolio assets being hedged.
     The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of portfolio securities. The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of Senior Loans depends on Highland’s ability to predict correctly the direction and extent of movements in interest rates. Although Highland believes that use of the hedging and risk management techniques described above will benefit the Portfolio, if Highland’s judgment about the direction or extent of the movement in interest rates is incorrect, the Portfolio’s overall performance could be worse than if it had not entered into any such transaction. For example, if the Portfolio had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Portfolio would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.
     Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, Highland and the Portfolio believe such obligations do not constitute senior securities. The Portfolio will usually enter into interest rate swaps on a net basis (i.e., where the two parties make net payments with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio’s obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate NAV at least equal to the accrued excess will be maintained. If the Portfolio enters into a swap on other than a net basis, the Portfolio will maintain the full amount of its obligations under each such swap. Accordingly, the Portfolio does not treat swaps as senior securities. The Portfolio may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange (the “NYSE”) or other entities determined to be creditworthy by Highland, pursuant to procedures adopted and reviewed on an ongoing basis by the Portfolio’s Board of Managers. If a default occurs by the other party to such transactions, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws that could affect the Portfolio’s rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and are less liquid than swaps. There can be no assurance, however, that the Portfolio will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms Highland believes are advantageous to the Portfolio. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Portfolio will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.
     New Financial Products. New financial products continue to be developed and the Portfolio may invest in any such products as may be developed to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.
     Lending of Portfolio Holdings. The Portfolio may seek to increase its income by lending financial instruments in its portfolio in accordance with present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC. Such loans may be made, without limit, to brokers, dealers, banks or other recognized institutional Borrowers of financial instruments and would be required to be secured continuously by collateral, including cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the financial instruments loaned. The Portfolio would have the right to call a loan and obtain the financial instruments loaned at any time on five days’ notice. For the duration of a loan, the Portfolio would continue to receive the equivalent of the interest paid by the issuer on the financial instruments loaned and also would receive compensation from the investment of the collateral. The Portfolio would not have the right to vote any financial instruments having voting rights during the existence of the loan, but the Portfolio could call the loan in anticipation of an important vote to be taken among holders of the financial instruments or in anticipation of the giving or withholding of their consent on a material matter affecting the financial instruments. As with other extensions of credit, such loans entail risks of delay in recovery or even loss of rights in the collateral should the Borrower of the financial instruments fail financially. However, the loans would be made only to Borrowers deemed by Highland to be of good standing and when, in the judgment of Highland, the consideration that can be earned currently from loans of this type justifies the attendant risk. The creditworthiness of firms to which the Portfolio lends its portfolio holdings will be monitored on an ongoing basis by Highland pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board. No specific limitation exists as to the percentage of the Portfolio’s assets that the Portfolio may lend.
     “When-Issued” and “Delayed-Delivery” Transactions. The Portfolio may also purchase and sell interests in Senior Loans and other portfolio securities on a “when-issued” and “delayed-delivery” basis. No income accrues to the Portfolio on such Senior Loans in connection with such purchase transactions prior to the date the Portfolio actually takes delivery of such Senior Loans. These transactions are subject to market fluctuation, the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such Senior Loans when delivery occurs may be higher or lower than yields on the Senior Loans obtained pursuant to such transactions. Because the Portfolio relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Portfolio missing the opportunity of obtaining a price or yield considered to be advantageous. When the Portfolio is the buyer in such a transaction, however, it will maintain cash or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Portfolio will make commitments to purchase such Senior Loans on such basis only with the intention of actually acquiring these Senior Loans, but the Portfolio may sell such Senior Loans prior to the settlement date if such sale is considered to be advisable. To the extent the Portfolio engages in “when-issued” and “delayed-delivery” transactions, it will do so for the purpose of acquiring Senior Loans for its investment portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. No specific limitations exist as to the percentage of the Portfolio’s assets that may be used to acquire securities on a “when-issued” or “delayed-delivery” basis.

     Foreign Currency Transactions In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fund is authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Fund to establish a rate of exchange for a future point in time.
     When entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.
     When the Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the obligations held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.
     A separate account consisting of liquid assets, such as cash, U.S. Government securities or other liquid high grade debt obligations equal to the amount of the Fund’s assets that could be required to consummate forward contracts will be established with the Fund’s custodian except to the extent the contracts are otherwise “covered.” For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund’s price to sell the currency. A forward contract to buy a foreign currency is “covered” if the Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund’s price to buy the currency.
     Repurchase Agreements. The Portfolio may enter into repurchase agreements (a purchase of, and simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the NYSE. In entering into a repurchase agreement, the Portfolio buys securities from the bank or broker-dealer, with the agreement that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Portfolio to earn a return on available liquid assets at minimal market risk, although the Portfolio may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements are deemed to be collateralized loans of money by the Portfolio to the counterparty. In evaluating whether to enter into a repurchase agreement, Highland will consider carefully the creditworthiness of the counterparty. If the bank or broker-dealer that is the seller petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Portfolio is unsettled. The securities underlying a repurchase agreement will be marked to market every business day and adjusted in amount so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and Highland will monitor the value of the collateral. No specific limitation exists as to the percentage of the Portfolio’s assets that may be invested in repurchase agreements.
     Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements with respect to debt obligations that could otherwise be sold by the Portfolio. Under a reverse repurchase agreement, the Portfolio sells a debt security and simultaneously obtains the commitment of the purchaser (a commercial bank or a broker-dealer) to sell the security back to the Portfolio at an agreed upon price on an agreed upon date. The Portfolio will maintain cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Portfolio receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. SEC regulations require either that securities sold by the Portfolio under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Portfolio’s books and records pending repurchase. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Portfolio under a reverse repurchase agreement could decline below the price at which the Portfolio is obligated to repurchase them. Reverse repurchase agreements are considered borrowings by the Portfolio and as such are subject to the restrictions on borrowing described below under “Investment Restrictions.” The Portfolio will not hold more than 5% of the value of its total assets in reverse repurchase agreements as of the time the agreement is entered into.
     Rated Securities. For a description of the ratings applied by Moody’s and S&P to short-term securities, please refer to the Appendix. The rated short-term securities described under “Investment Policies” above include securities given a rating conditionally by Moody’s or provisionally by S&P. If the rating of a security held by the Portfolio is withdrawn or reduced, the Portfolio is not required to sell the security, but Highland will consider such fact in determining whether the Portfolio should continue to hold the security.
     Portfolio Turnover. The frequency and amount of portfolio purchases and sales (known as the “turnover rate”) will vary from year to year. It is anticipated that the Portfolio’s turnover rate will ordinarily be between 50% and 100%. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when Highland deems portfolio changes appropriate. Although the Portfolio generally does not intend to trade for short-term profits, the securities held by the Portfolio will be sold whenever Highland believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions, that the Portfolio will bear directly.
INVESTMENT RESTRICTIONS
     The Fund and the Portfolio operate under the following investment restrictions. Neither the Fund nor the Portfolio may:
     (1) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry (the electric, gas, water and telephone utility industries being treated as separate industries for the purpose of this restriction) except that this restriction does not apply to (i) obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities; (ii) securities the issuer of which is deemed to be in the financial institutions industry, which includes commercial banks, thrift institutions, insurance companies and finance companies; or (iii) [the Fund only] investment by the Fund of all or substantially all of its assets in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;
     (2) invest in a security if, as a result of such investment, it would hold more than 10% of the outstanding voting securities (taken at the time of such investment) of any one issuer [the Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund;
     (3) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein), except that it may hold for prompt sale and sell real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it;
     (4) purchase or sell commodities or commodities contracts or oil, gas or mineral programs, except that it may enter into (i) futures and options on futures and (ii) forward contracts;
     (5) make loans, although it may (a) lend portfolio securities and participate in an interfund lending program with other investment companies to which the Adviser provides investment advisory services provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of its total assets (taken at market value at the time of such loans); (b) purchase money market instruments and enter into repurchase agreements; and (c) acquire publicly distributed or privately placed debt securities (including interests in Assignments and Participations) and other Senior Loans in which it is authorized to invest in accordance with its respective investment objectives and policies;
     (6) borrow except from banks, other affiliated funds and other entities to the extent permitted by the 1940 Act;
     (7) act as an underwriter of securities, except insofar as it may be deemed to be an “underwriter” for purposes of the Securities Act of 1933, as amended (the “1933 Act”), on disposition of securities acquired subject to legal or contractual restrictions on resale, [the Fund only] except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and substantially similar investment policies as the Fund; or
     (8) issue any senior security except to the extent permitted under the 1940 Act (for this purpose Senior Loans shall not be deemed senior securities).
     The above restrictions are fundamental policies and may not be changed without the approval of a “majority of the outstanding voting securities,” as previously defined herein.
     The Fund and the Portfolio are also subject to the following restrictions and policies that may be changed by the Board of Trustees of the Fund or the Board of Managers of the Portfolio, as applicable. None of the following restrictions shall prevent the Fund from investing all or substantially all of its assets in another investment company having the same investment objective and substantially similar investment policies as the Fund. Unless otherwise indicated, neither the Fund nor the Portfolio may:
     (A) invest for the purpose of exercising control or management [except to the extent that exercise by the Portfolio of its rights under Loan Agreements would be deemed to constitute such control or management];

     (B) purchase more than 3% of the stock of another investment company (other than the Portfolio) or purchase stock of other investment companies (other than the Portfolio) equal to more than 5% of its total assets (taken at market value at the time of purchase) in the case of any one other investment company (other than the Portfolio) and 10% of such assets (taken at market value at the time of purchase) in the case of all other investment companies (other than the Portfolio) in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker’s commission, except for securities acquired as part of a merger, consolidation or acquisition of assets;1
     (C) purchase shares of open-end investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;
     (D) purchase a put or call option if the aggregate premiums paid for all put and call options then held exceed 20% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions;2
     (E) write an option on a security unless the option is issued by the Options Clearing Corporation, an exchange, or similar entity;
     (F) invest in limited partnerships in real estate unless they are readily marketable;
     (G) sell securities short unless (i) it owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when-issued” or “when distributed” securities that it expects to receive in a recapitalization, reorganization, or other exchange for securities it contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;3
     (H) invest more than 15% of its total net assets (taken at market value at the time of a particular investment) in restricted securities, other than securities eligible for resale pursuant to Rule 144A under the Securities Act, as amended; and
     (I) purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures (the purchase of Senior Loans, corporate debt securities, and other investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin).
REPURCHASE OFFER FUNDAMENTAL POLICY
     The Fund’s Board of Trustees has adopted a resolution setting forth the Fund’s fundamental policy that it will conduct quarterly Repurchase Offers (the “Repurchase Offer Fundamental Policy”).

[1]	The Fund and Portfolio have been informed that the staff of the SEC takes the position that the issuers of certain CMOs and certain other collateralized assets are investment companies and that subsidiaries of foreign banks may be investment companies for purposes of Section 12(d)(1) of the 1940 Act, which limits the ability of one investment company to invest in another investment company. Accordingly, the Fund and Portfolio intend to operate within the applicable limitations under Section 12(d)(1)(A) of the 1940 Act.

[2]	The Portfolio does not currently intend to purchase a put or call option if the aggregate premiums paid for all put and call options then held exceed 5% of its net assets (less the amount by which any such positions are in-the-money), excluding put and call options purchased as closing transactions.

[3]	The Portfolio does not currently intend to commit more than 5% of its assets to short sales.

     The Repurchase Offer Fundamental Policy sets the interval between each Repurchase Offer at one quarter and provides that the Fund shall conduct a Repurchase Offer each quarter (unless suspended or postponed in accordance with regulatory requirements). The Repurchase Request Deadline will be established by the Fund and will be based on factors such as market conditions, liquidity of the Fund’s assets and shareholder servicing conditions. The Repurchase Offer Fundamental Policy also provides that the repurchase pricing shall occur not later than the 14th day after the Repurchase Request Deadline or the next business day if the 14th day is not a business day.
     The Repurchase Offer Fundamental Policy may be changed only by a majority vote of the outstanding voting securities. For more information, please refer to the Prospectuses under the caption “Periodic Repurchase Offers.”

MANAGEMENT
     The Board provides broad oversight over the operations and affairs of the Fund. It has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names, addresses and ages of the Trustees of the Fund, their position(s) with the Fund, the year each was first elected , their principal business occupation(s) during the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below.

				Number of
				Portfolios in
		Term of Office		Highland Fund Complex	Other
Name, Address	Position(s)	and Length of	Principal Occupation(s)	Overseen	Directorships
and Age	with Fund	Time Served	During Past Five Years	by Trustee[1]	Held
INDEPENDENT TRUSTEES
Timothy K. Hui (Age 57) c/o Highland Capital Management, L.P. 13455 Noel Road, Suite 800 Dallas, TX 75240	Trustee	Indefinite Term; Trustee since 2004	Assistant Provost for Graduate Education since July 2004; Assistant Provost for Educational Resources, July 2001 to June 2004, Philadelphia Biblical University.	10	None

Scott F. Kavanaugh (Age 45) c/o Highland Capital Management, L.P. 13455 Noel Road, Suite 800 Dallas, TX 75240	Trustee	Indefinite Term; Trustee since 2004	Private Investor; Executive at Provident Funding Mortgage Corporation, February 2003 to July 2003; Executive Vice President, Director and Treasurer, Commercial Capital Bank, January 2000 to February 2003; Managing Principal and Chief Operating Officer, Financial Institutional Partners Mortgage Company and the Managing Principal and President of Financial Institutional Partners, LLC, (an investment banking firm), April 1998 to February 2003.	10	None

James F. Leary (Age 76) c/o Highland Capital Management, L.P. 13455 Noel Road, Suite 800 Dallas, TX 75240	Trustee	Indefinite Term; Trustee since 2004	Managing Director, Benefit Capital Southwest, Inc., (a financial consulting firm) since January 1999.	10	Board Member of Capstone Group of Funds (5 portfolios); Pacesetter/ MVHC Inc. (small business investment company).

				Number of
				Portfolios in
		Term of Office		Highland Fund Complex	Other
Name, Address	Position(s)	and Length of	Principal Occupation(s)	Overseen	Directorships
and Age	with Fund	Time Served	During Past Five Years	by Trustee[1]	Held
Bryan A. Ward (Age 51) c/o Highland Capital Management, L.P. 13455 Noel Road, Suite 800 Dallas, TX 75240	Trustee	Indefinite Term; Trustee since 2004	Senior Manager, Accenture, LLP since January 2002; Special Projects Advisor, Accenture, LLP with focus on the oil and gas industry, September 1998 to December 2001.	10	None
INTERESTED TRUSTEE[2]
R. Joseph Dougherty (Age 35) c/o Highland Capital Management, L.P. 13455 Noel Road, Suite 800 Dallas, TX 75240	Trustee and Chairman of the Board	Indefinite Term; Trustee and Chairman of the Board since 2004	Portfolio Manager of the Adviser since 2000.	10	None
     The names, addresses and ages of the officers, their position(s) with the Fund, the year each was first appointed to office and their principal business occupation(s) during the last five years are shown below.

Term of
Office and
Name, Address	Position(s)	Length of	Principal Occupation(s)
and Age	with Fund	Time Served	During Past Five Years
OFFICERS[3]
James D. Dondero (Age 43) c/o Highland Capital Management, L.P. 13455 Noel Road, Suite 800 Dallas, TX 75240	Chief Executive Officer and President	1 year Term; Chief Executive Officer and President since 2004	President and Managing Partner of the Adviser.

R. Joseph Dougherty (Age 35) c/o Highland Capital Management, L.P. 13455 Noel Road, Suite 800 Dallas, TX 75240	Senior Vice President	1 year Term; Senior Vice President since 2004	Portfolio Manager of the Adviser since 2000.

Mark Okada (Age 43) c/o Highland Capital Management, L.P. 13455 Noel Road, Suite 800 Dallas, TX 75240	Executive Vice President	1 year Term; Executive Vice President since 2004	Chief Investment Officer of the Adviser since March 1993.

Term of
Office and
Name, Address	Position(s)	Length of	Principal Occupation(s)
and Age	with Fund	Time Served	During Past Five Years
M. Jason Blackburn (Age 30) c/o Highland Capital Management, L.P. 13455 Noel Road, Suite 800 Dallas, TX 75240	Secretary, Chief Financial Officer and Treasurer	1 year Term; Secretary, Chief Financial Officer and Treasurer since 2004	Assistant Controller of the Adviser since November 2001; Accountant, KPMG LLP, September 1999 to October 2001.

Michael S. Minces (Age 31) c/o Highland Capital Management, L.P. 13455 Noel Road, Suite 800 Dallas, TX 75240	Chief Compliance Officer	1 year Term; Chief Compliance Officer since 2004	Associate, Akin Gump Strauss Hauer & Feld LLP (law firm), October 2003 to August 2004; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm), October 2000 to March 2003.

[1]	The Highland Fund Complex consists of the following Funds: Highland Floating Rate Limited Liability Company, Highland Floating Rate Fund, Highland Floating Rate Advantage Fund, Highland Institutional Floating Rate Income Fund, Highland Corporate Opportunities Fund, Restoration Opportunities Fund, Prospect Street® High Income Portfolio Inc., Prospect Street® Income Shares Inc., Highland Equity Opportunities Fund, and Highland Real Estate Fund (each, a “Highland Fund” and collectively, the “Highland Funds”).

[2]	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Adviser.

[3]	Each officer also serves in the same capacity for each of the Highland Funds.
Trustees Compensation. The officers of the Fund and those of its Trustees who are “interested persons” (as defined in the 1940 Act) of the Fund receive no direct remuneration from the Fund. Independent Trustees are compensated at the rate of $25,000 annually paid quarterly and proportionately by the Fund, the Portfolio and the Highland Institutional Floating Rate Income Fund. The following table sets forth the aggregate compensation paid to each of the Independent Trustees by the Fund and the total compensation paid to each of the Independent Trustees by the Highland Fund Complex for the fiscal year ended August 31, 2005.

Name of	Aggregate Compensation	Total Compensation From
Trustee	From the Fund	The Hiligland Fund Complex
	INTERESTED TRUSTEE
R. Joseph Dougherty	$0	$0
	INDEPENDENT TRUSTEES
Timothy K. Hui	$16,958.33	$74,459.71
Scott F. Kavanaugh	$16,958.33	$74,459.71
James F. Leary	$16,958.33	$72,459.71
Bryan A. Ward	$16,958.33	$74,459.71
     Role of the Board of Trustees. The Trustees of the Fund are responsible for the overall management and supervision of the Fund’s affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers for the Fund and review the Fund’s performance. The Fund currently has three committees, the Audit Committee, the Nominating Committee and the Litigation Committee, each of which is composed of the Independent Trustees.

     Audit Committee. Pursuant to the Audit Committee Charter adopted by the Fund’s Board of Trustees, the function of the Audit Committee is (1) to oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (2) to assist in Board oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, and the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. During the fiscal year ended August 31, 2005, the Audit Committee convened 4 times.
     Nominating Committee. The Nominating Committee’s function is to canvass, recruit, interview, solicit and nominate Trustees. The Nominating Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund, 13455 Noel Road, Suite 800, Dallas, Texas 75240. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Audit Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The Nominating Committee did not meet during the fiscal year ended August 31, 2005.
     Litigation Committee. The Litigation Committee’s function is to seek to address any potential conflicts of interest between the Fund and the Adviser in connection with any potential or existing litigation or other legal proceeding relating to securities held by both the Fund and the Adviser or another client of the Adviser. The Audit Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The Litigation Committee did not meet during the fiscal year ended August 31, 2005.
     Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (“QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys representing the Fund who appear and practice before the SEC on behalf of the Fund. The QLCC is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The QLCC did not meet during the fiscal year ended August 31, 2005.
     Share Ownership. The following table shows the dollar range of equity securities beneficially owned by the Fund’s Trustees in the Fund and the aggregate dollar range of equity securities owned by the Fund’s Trustees in all Funds overseen by the Trustee in the Highland Fund Complex as of December 31, 2004.

		Aggregate Dollar Range of
	Dollar Range of Equity	Equity Securities Owned in All
Name of	Securities Owned	Funds Overseen by Trustee in
Trustee	in the Fund	the Highland Fund Complex
	INTERESTED TRUSTEE
R. Joseph Dougherty	$10,001 - $50,000	$100,001 - $500,000
	INDEPENDENT TRUSTEES
Timothy K. Hui	$0	$1 - $10,000
Scott F. Kavanaugh	$0	$10,001 - $50,000
James F. Leary	$0	$1 - $10,000
Bryan A. Ward	$0	$1 - $10,000

     Trustee Positions. As of December 1, 2005, no Independent Trustee or any of their immediate family members owned beneficially or of record any class of securities of the Adviser or any person controlling, controlled by or under common control with any such entity.
     Code of Ethics. The Fund and the Adviser have each adopted codes of ethics which essentially prohibit certain of their personnel, including the Fund’s portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Under the Code of Ethics for the Fund and the Adviser, personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transaction’s with the appropriate compliance officer and to report all transactions on a regular basis. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR database on the SEC’s web site (http://www.sec.gov). You may also review and copy these documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102, or by e-mail request at publicinfo@sec.gov.
     Anti-Money Laundering Compliance. The Fund or its service providers may be required to comply with various anti-money laundering laws and regulations. Consequently, the Fund or its service providers may request additional information from you to verify your identity. If at any time the Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Fund or its service providers also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, it may not be permitted to inform the shareholder that it has taken the actions described above.
     Proxy Voting Policies. The Fund has delegated voting of proxies in respect of portfolio holdings to the Adviser, to vote the Fund’s proxies in accordance with the Adviser’s proxy voting guidelines and procedures. The Adviser has adopted proxy voting guidelines (the “Guidelines”) that provide as follows:
•	The Adviser votes proxies in respect of the Fund’s securities in the Fund’s best interests and without regard to the interests of the Adviser or any client of the Adviser.

•	Unless the Adviser’s Proxy Voting Committee (the “Committee”) otherwise determines (and documents the basis for its decisions) or as otherwise provided below, the Adviser votes proxies in a manner consistent with the Guidelines.

•	To avoid material conflicts of interest, the Adviser applies the Guidelines in an objective and consistent manner across the Fund’s accounts. Where a material conflict of interest has been identified and the matter is covered by the Guidelines, the Committee votes in accordance with the Guidelines. For the Fund, where a conflict of interest has been identified and the matter is not covered in the Guidelines, the Adviser will disclose the conflict and the Committee’s determination of the matter in which to vote to the Fund’s Board.

•	The Adviser also may determine not to vote proxies in respect of securities of the Fund if it determines it would be in the Fund’s best interests not to vote.

The Adviser’s Guidelines also address how it will vote proxies on particular types of matters such as corporate governance matters, disclosure of executive compensation and share repurchase programs. For example, the Adviser generally will:
•	Support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

•	Support proposals seeking increased disclosure of executive compensation; and

•	Support management proposals to institute share repurchase plans in which all shareholders may participate on equal terms.
     The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s web site (http://www.sec.gov). Information as of June 30 each year will generally be available by the following August 31.
FINANCIAL STATEMENTS
     The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2005 (the “2005 Annual Report”) are incorporated into this SAI by reference. No other parts of the 2005 Annual Report are incorporated by reference herein. The 2005 financial statements included in the 2005 Annual Report have been audited by PricewaterhouseCoopers LLP, whose report thereon is also incorporated herein by reference. The unaudited financial statements and notes thereto in the Fund’s Semi-Annual Report to Shareholders for the period ended February 28, 2006 (the “2006 Semi-Annual Report”) are incorporated into this SAI by reference. No other parts of the 2006 Semi-Annual Report are incorporated by reference herein. Copies of the Annual and unaudited Semi-Annual Reports may be obtained at no charge by calling the Fund (877) 665-1287.
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
     As of July 18, 2006 the Trustees and officers of the Fund as a group owned less than 1% of the then outstanding shares of each class of the Fund.
     Control persons are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of the outstanding voting securities of the Fund. As of July 18, 2006, the only persons known by the Fund to own of record or “beneficially” 5% or more of its then outstanding shares within the definition of that term as contained in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, (the “Exchange Act’) were as follows:

	PERCENTAGE & NUMBER OF
NAME AND ADDRESS	OUTSTANDING SHARES HELD
	Class A	Class B	Class C	Class Z
Charles Schwab & Co., Inc. 101 Montgomery Street	17.69%			30.39%
San Francisco, CA 94104-4122	11,697,946.055			6,363,402.554

Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake	7.76%	5.16%	28.74%
Jacksonville, FL 32246-6434	5,142,396.048	776,850.774	16,402,999.996

Prudential Investment Management Services LLC 100 Mulberry Street 3 Gateway Center	6.32%
Newark, NJ 07102	4,180,411.983
INVESTMENT ADVISORY SERVICES
     Highland, located at 13455 Noel Road, Suite 800, Dallas, Texas 75240, serves as the Fund’s investment adviser pursuant to an Advisory Agreement with the Portfolio (the “Advisory Agreement”). Highland is responsible for the Fund’s management, subject to oversight by the Fund’s Board of Trustees. Highland is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. R. Joseph Dougherty and Mark Okada are the Fund’s principal portfolio managers. Highland, a registered investment adviser, has been an investment adviser since 1997. Prior to April 15, 2004, Columbia Management Advisors, Inc. (“Columbia Management”) was the investment adviser to the Fund.
     Under the Advisory Agreement, Highland receives from the Portfolio a monthly fee, computed and accrued daily, at the annual rate of 0.45% of the Average Daily Net Assets of the Fund for the first one billion U.S. dollars (US$1,000,000,000), 0.40% of the Average Daily Net Assets of the Fund for the next one billion U.S. dollars (US$1,000,000,000) and 0.35% of the Average Daily Net Assets of the Fund that exceed two billion U.S. dollars (US$2,000,000,000).
     Under the Advisory Agreement, Highland, among other things: (i) continuously furnishes an investment program for the Fund; (ii) places orders for the purchase and sale of securities for the accounts of the Fund; (iii) provides for certain facilities and administrative services; (iv) arranges for the provision and maintenance of an insurance bond against larceny and embezzlement by officers and employees of the Fund; and (v) generally manages, supervises and conducts the affairs and business of the Fund.
     Highland carries out its duties under the Advisory Agreement at its own expense. The Fund will pay its own ordinary operating and activity expenses, such as legal and auditing fees, management fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Fund and extraordinary expenses.
     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of Highland, Highland shall not be subject to liability to the Fund party to such agreements or to any shareholder of the Fund for any error of judgment or mistake of law, for any loss arising out of any investment or for any act or omission in the execution and management of the Fund.
     The Advisory Agreement will continue in effect for a period not to exceed two years from its effective date, and thereafter will continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the Board of Trustees of the Fund or (ii) the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund; provided, that in either event such continuance also is approved by a majority of the Independent Trustees of the Fund, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement generally provides that it may be terminated at any time, without penalty, by (i) the Board of Trustees of the Fund, (ii) the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, or (iii) by Highland, in each case on not more than sixty (60) days’ nor less than thirty (30) days’ written notice. The Advisory Agreement also will terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement may be amended only by a written instrument and only upon approval by the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund.
     Approval of Advisory Agreement. On April 9, 2004, Columbia Management and Highland entered into an agreement to sell certain of the assets of Columbia Management’s bank loan asset management group, insofar as it relates to the Fund, to the Adviser (such transaction, the “Sale”). The Sale closed on April 15, 2004 (the “Closing Date”). Upon completion of the Sale, the advisory agreement between Columbia Management and the Portfolio (the “Prior Advisory Agreement”) was terminated, and an interim advisory agreement between the Adviser and the Portfolio (the “Interim Advisory Agreement”) took effect. The Interim Advisory Agreement was entered into on April 15, 2004. Shareholder approval of the interim Advisory Agreement was not required under the 1940 Act.
     The Board of Trustees, including a majority of the Independent Trustees, approved the Interim Advisory Agreement, and the investment advisory agreement (the “Advisory Agreement”) and its submission for shareholder approval, by unanimous vote of the Trustees present at a meeting on March 29, 2004. The Advisory Agreement became effective upon its approval by the Fund’s shareholders at a special meeting of shareholders on July 30, 2004. At that time, the shareholders of the Fund also elected an entirely new board of trustees (the “Current Board”).
     In approving the Advisory Agreement, the Prior Board’s Trustees took into account that there will be no change in the advisory fee paid by the Fund. The Trustees also considered that the expenses incurred in connection with the special shareholder meeting would be split between Columbia Management and Highland and that no such expenses will be paid by the Fund or its shareholders. Furthermore, based on the Adviser’s representations regarding its intentions, the Trustees did not anticipate that there would be substantial changes in the investment policies of the Fund. The Board of Trustees was presented with information that it believed demonstrated that the terms of the Advisory Agreement were fair to, and in the best interests of, the Fund and its shareholders. Information was presented at the meeting of the Board with respect to the Sale. The Board of Trustees did not expect that there would be a diminution in the scope and quality of advisory services provided to the Funds as a result of the Sale.
     Information considered by the Prior Board of Trustees in forming the basis of its recommendation to approve the Advisory Agreement included, among other things: (1) the fact that the compensation rates to be received by Highland under the Advisory Agreement was the same as the compensation rates paid under the Prior Advisory Agreement; (2) the experience and resources of Highland, and Highland’s performance history; (3) Highland’s covenant that it would use its reasonable best efforts to ensure that no “unfair burden” (as defined in the 1940 Act) is imposed on the Fund as a result of the Sale; (4) Highland’s covenant that it would use its reasonable best efforts to ensure that 75% of the Board of Trustees of the

Fund remain disinterested; and (5) Highland’s financial strength and commitment to the investment advisory business generally.
     Based on the foregoing, the Trustees concluded that the fees to be paid Highland under the Advisory Agreement were fair and reasonable, given the scope and quality of the services to be rendered by Highland.
     The table below sets forth the management fees (in thousands) paid by the Portfolio and reimbursed by the Fund for the last three fiscal years:

		Period	Period
	Year	4/15/04	9/01/03	Year
	ended	through	through	ended
	8/31/05[1]	8/31/04[1]	4/14/04[2]	8/31/03[2]
Management Fees	$4,369	$1,446	$1,837	$2,072
Waiver/Reimbursement	$(769)	$(620)	$(513)	$(1,025)

[1]	For the fiscal year ended 8/31/05 and the period 4/15/04 through 8/31/04, the management fees were paid to the current investment adviser, Highland.

[2]	For the period 9/01/03 through 4/14/04 and the fiscal year ended 8/31/03, the management fees were paid to the former investment adviser, Columbia Management.
INFORMATION REGARDING PORTFOLIO MANAGERS
     The Fund’s portfolio is managed by a portfolio management team. The members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are R. Joseph Dougherty and Mark Okada. The following tables provide information about funds and accounts, other than the Fund, for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of August 31, 2005.
R. Joseph Dougherty

			# of Accounts	Total Assets with
	Total		Managed with	Performance-Based
	# of Accounts	Total Assets	Performance-Based	Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:	7	$3,882	0	$0
Other Pooled Investment Vehicles:	1	$212	0	$0
Other Accounts:	0	$0	0	$0

Mark Okada

			# of Accounts	Total Assets with
	Total		Managed with	Performance-Based
	# of Accounts	Total Assets	Performance-Based	Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:	7	$3,882	0	$0
Other Pooled Investment Vehicles:	20	$8,412	10	$5,148
Other Accounts:	0	$0	0	$0
     Description of Compensation. Highland’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio managers underlying account, the combined performance of the portfolio managers underlying accounts, and the relative performance of the portfolio managers underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland such as the Option It Plan and the Long-Term Incentive Plan.
     Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.
     Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:
Option It Plan. The purpose of the Plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of the Fund so as to promote the success of the Fund.
Long Term Incentive Plan. The purpose of the Plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. The Plan seeks to reward participating employees based on the increased value of Highland through the use of Long-term Incentive Units.
     Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm.
     Ownership of Securities. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund as of August 31, 2005.

Name of Portfolio	Dollar Ranges of Equity Securities Beneficially Owned
Manager	by Portfolio Manager or Analyst
R. Joseph Dougherty	$10,001 - $50,000
Mark Okada	$10,001 - $50,000
ADMINISTRATOR/SUB-ADMINISTRATOR
     Highland provides administration services to the Fund for a monthly administration fee at the annual rate of 0.20% of the Fund’s Average Daily Net Assets. Under a separate sub-administration agreement, Highland has delegated certain administrative functions to PFPC Inc. (“PFPC”), 760 Moore Road, King of Prussia, Pennsylvania, 19406. Prior to October 18, 2004, Columbia Management provided administration and other services to the Fund for a monthly administration fee at the annual rate of 0.20% of the Fund’s Average Daily Net Assets managed daily.
The table below sets forth the administration fees (in thousands) paid by the Fund for the last three fiscal years:

	Period	Period
	10/18/04	9/1/04	Year	Year
	through	through	ended	ended
	8/31/05[1]	10/17/04[2]	8/31/04[2]	8/31/03[2]
Administration Fees	$1,610 [3]	$210	$1,298	$734

[1]	For the period 10/18/04 through 8/31/05, the administration fees were paid to the current administrator, Highland.

[2]	For the period 9/1/04 through 10/17/04, the fiscal year ended 8/31/04, and the fiscal year ended 8/31/03, the administration fees were paid to the former administrator, Columbia Management.

[3]	For the period 10/18/04 through 8/31/05, Highland paid $80,500 to PFPC for their services.
ACCOUNTING SERVICES AGENT
     Effective October 18, 2004, the Portfolio and the Fund entered into separate accounting services agreements with PFPC, Inc. All accounting services fees are paid by the Portfolio. Prior to October 18, 2004, Columbia Management was responsible for providing pricing and bookkeeping services to the Portfolio and the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the “Outsourcing Agreement”), Columbia Management delegated those functions to State Street Bank and Trust Company (“State Street”). As a result, Columbia Management paid the total fees collected under the Outsourcing Agreement to State Street.
     Under its pricing and bookkeeping agreement with the Fund, Columbia Management received from the Portfolio and the Fund an annual flat fee of $10,000 and $5,000, respectively, paid monthly, and in any month that the Fund’s Average Daily Net Assets exceeded $50 million, an additional monthly fee. The additional fee rate was calculated by taking into account the fees payable to State Street under the Outsourcing Agreement. This rate was applied to the Average Daily Net Assets of the Fund for that month. The Fund also paid additional fees for pricing services based on the number of securities held by the Portfolio.
     The table below sets forth the accounting services and pricing/bookkeeping fees (in thousands) paid by the Portfolio and the Fund for the last three fiscal years:

	Period	Period
	10/18/04	9/1/04	Year	Year
	through	through	ended	ended
	8/31/05[1]	10/17/04[1]	8/31/04	8/31/03[2]
Accounting Services Fees
Portfolio	$239	N/A	N/A	N/A
Fund	$16	N/A	N/A	N/A

Pricing/Bookkeeping Fees
Portfolio	N/A	$30	$221	$268
Fund	N/A	$28	$166	$116

[1]	For the period 10/18/04 through 8/31/05, accounting services fees were paid to the current accounting services agent, PFPC.

[2]	For the period 9/1/04 through 10/17/04, the fiscal year ended 8/31/04 and the fiscal year ended 8/31/03, pricing/bookkeeping fees were paid to Columbia Management.
DISTRIBUTOR
     In connection with the change of investment adviser for the Fund from Columbia Management to Highland, PFPC Distributors, Inc. (the “Distributor”) replaced Columbia Funds Distributor, Inc. (“CFD”) as distributor and principal underwriter to the Fund effective April 16, 2004. The Distributor is located at 760 Moore Road, King of Prussia, Pennsylvania 19406, and serves pursuant to an Underwriting Agreement with the Fund (the “Underwriting Agreement”). The Underwriting Agreement continues in effect from year to year, provided such continuance is approved annually (1) by a majority of the Fund’s Board of Trustees or by a majority of the outstanding voting securities of the Fund, and (2) by a majority of the Independent trustees who are not parties to the Underwriting Agreement or interested persons of any such party. The Fund has agreed to pay all expenses in connection with registration of its shares with the SEC and auditing and filing fees in connection with registration of its shares under the various state blue sky laws and assumes the cost of preparation of the prospectuses and other expenses.
     Distribution and Service Fees. In addition to a Contingent Deferred Sales Charge (“CDSC”), each of Class A, B, and C shares is authorized under a distribution plan (“Plan”) to use the assets attributable to a class to finance certain activities relating to the distribution of shares to investors. These include marketing and other activities to support the distribution of the Class A, B, and C shares and the services provided to you by your financial advisor. The Plan was approved and reviewed in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act to permit it to have a multi-class structure, CDSCs, and distribution fees.
     The Plan requires the payment of a monthly service fee to the Distributor at the annual rate not to exceed 0.25% of the Average Daily Net Assets attributable to Class A, Class B and Class C shares of the Fund. The Plan also requires the payment of a monthly distribution fee to the Distributor on an annual basis, not to exceed 0.10%, 0.45% and 0.60% of the Average Daily Net Assets attributable to Class A, Class B and Class C shares, respectively. Since the distribution and service fees are payable regardless of the Distributor’s expenses, the Distributor may realize a profit from the fees. The Plan authorizes any other payments by the Fund to the Distributor and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares. In addition, Highland may, from time to time, at its expense out of its own financial resources, and/or the Distributor may, from time to time, out of any amounts received from the Fund pursuant to the Plan, make cash payments to dealer firms as an incentive to sell shares of the Funds and/or to promote retention of their customers’ assets in the Fund. Such cash payments may be calculated on sales of shares of the Fund (“Sales-Based Payments”) or on the Average Daily Net Assets of the Fund attributable to that particular dealer (“Asset-Based Payments”). Each of the Distributor and/or Highland may agree to make such cash payments to a dealer firm in the form of either or both Sales-Based Payments and Asset-Based Payments. The Distributor and/or Highland may also make other cash payments to dealer firms in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those dealer firms and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; or other expenses as determined in the Distributor’s or Highland’s discretion, as applicable. In certain cases these other payments could be significant to the dealer firms. Any payments described above will not change the price paid by investors for the purchase of the Fund’s shares or the amount that the Fund will receive as proceeds from such sales. Each of the Distributor and/or Highland determines the cash payments described above in its discretion in response to requests from dealer firms, based on factors it deems relevant. Dealers may not use sales of the Fund’s shares to qualify for any incentives to the extent that such incentives may be prohibited by law. Amounts paid by Highland to any dealer firm in connection with the distribution of any Fund shares will count towards the cap imposed by the National Association of Securities Dealers, Inc. on underwriter compensation in connection with the public offering of securities.
     The trustees believe that the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the trustees, including the Independent trustees who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Independent Trustees is effected by such Independent Trustees.
     The table below sets forth the distribution fees (in thousands) paid by the Fund for the last three fiscal years:

		Period	Period
	Year	4/15/04	9/01/03	Year
	ended	through	through	ended
	8/31/05[1]	8/31/04[1]	4/14/04[2]	8/31/03[2]
Distribution Fees
Class A	$261	$75	$84	$84
Class B	$804	$216	$594	$705
Class C	$1,804	$410	$878	$691
Class Z	N/A	N/A	N/A	N/A

[1]	For the fiscal year ended 8/31/05 and the period 4/15/04 through 8/31/04, the distribution fees paid to the current distributor, PFPC Distributors, Inc.

[2]	For the period 9/01/03 through 4/14/04 and the fiscal year ended 8/31/03, the distribution fees were paid the former distributor, CFD.

     The table below sets forth the service fees (in thousands) paid by the Fund for the last three fiscal years:

		Period	Period
	Year	4/15/04	9/01/03	Year
	ended	through	through	ended
	8/31/05[1]	8/31/04[1]	4/14/04[2]	8/31/03[2]
Service Fees
Class A	$658	$187	$209	$210
Class B	$447	$120	$330	$392
Class C	$751	$171	$366	$288
Class Z	N/A	N/A	N/A	N/A

[1]	For the fiscal year ended 8/31/05 and the period 4/15/04 through 8/31/04, the service fees were paid to the current distributor, PFPC Distributors, Inc.

[2]	For the period 9/01/03 through 4/14/04 and the fiscal year ended 8/31/03, the services fees were paid the former distributor, CFD.
     Contingent Deferred Sales Charges (“CDSCs”). Certain investments in Class A, B and C shares are subject to a CDSC. You will pay the CDSC only on shares you submit for repurchase within a prescribed amount of time after purchase. The CDSC generally declines each year until there is no charge for repurchased shares. The CDSC is applied to the NAV at the time of purchase or repurchase, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the first day of the month in which the purchase was made. Shares you purchase with reinvested dividends or capital gains are not subject to an CDSC. When shares are repurchased, the Fund will automatically repurchase those shares not subject to an CDSC and then those you have held the longest. This policy helps reduce and possibly eliminate the potential impact of the CDSC. In certain circumstances, CDSCs may be waived, as described below under “Waiver of CDSC”.
     Conversion Feature. Class B shares will automatically convert to Class A shares after eight years and after that date, Class B shares will no longer be subject to the distribution fees applicable to Class B shares. Conversion will be on the basis of the relative NAVs per share, without the imposition of any sales charge, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares from asset-based distribution expenses applicable to such shares at such time as the Class B shares have been outstanding for a duration sufficient for the Distributor to have been substantially compensated for distribution-related expenses incurred in connection with those shares. Class C shares do not convert to Class A shares. Therefore, holders of Class C shares will continue to bear the asset-based distribution fees on the Class C shares for as long as they hold such shares.

TRANSFER AGENT
     PFPC provides transfer agency and dividend disbursing agent services for the Fund. As part of these services, PFPC Inc. maintains records pertaining to the sale, redemption, and transfer of Fund shares and distributes the Fund’s cash distributions to shareholders. Prior to October 18, 2004, transfer agency services were provided by Columbia Fund Services, Inc.
CUSTODIAN
     PFPC Trust Company, located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania, 19153, is the custodian for the Fund and the Portfolio. PFPC Trust Company is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses, and performing other administrative duties, all as directed by authorized persons. PFPC Trust Company does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses. Prior to October 18, 2004, State Street Bank and Trust Company served as the Fund’s custodian.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The independent registered public accounting firm for the Fund and the Portfolio is PricewaterhouseCoopers LLP, located at 125 High Street, Boston, MA 02110. The independent registered public accounting firm audits and reports on the annual financial statements, reviews certain regulatory reports and the federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so.
PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES
     Right of Accumulation (Class A and Class B shares only). Reduced sales charges on Class A and B shares can be effected by combining a current purchase of Class A or Class B shares with prior purchases of all classes of the Fund and shares of Highland Floating Rate Advantage Fund. The applicable sales charge is based on the combined total of:
1.	the current purchase; and

2.	the value at the public offering price at the close of business on the previous day of the Fund’s and Highland Floating Rate Advantage Fund’s Class A, B, C, and Z shares held by the shareholder, the shareholder’s spouse or the shareholder’s minor children and shares of the Money Market Fund acquired by exchange from Class A shares of the Fund or Highland Floating Rate Advantage Fund).
     The Distributor and the shareholder’s financial advisor must be promptly notified of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder’s holdings by the Transfer Agent. The Fund may terminate or amend this Right of Accumulation.
     Letter of Intent (Class A shares only). Any person may qualify for reduced sales charges on purchases of Class A shares made within a thirteen-month period pursuant to a Letter of Intent

(“Statement”). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all shares (of any class) of the Highland Funds held by the shareholder on the date of the Letter in Highland Floating Rate Advantage Fund. The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement. Upon request, a Letter may be backdated to reflect purchases within 90 days.
     During the term of a Statement, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable to Class A shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and those shares will be released when the amount indicated has been purchased. A Letter does not obligate the investor to buy or the Fund to sell the amount specified in the Statement.
     If a shareholder exceeds the amount specified in the Letter and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder’s account at the applicable offering price. As a part of this adjustment, the financial advisor shall return to the Distributor the excess commission previously paid during the thirteen-month period.
     If the amount specified in the Letter is not purchased, the shareholder shall remit to the Distributor an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such a difference in sales charge, the Transfer Agent will redeem that number of escrowed Class A shares to equal such difference. The additional amount of financial advisor discount from the applicable offering price shall be remitted to the shareholder’s financial advisor of record.
     Additional information about and the terms of Statements of Intent are available from your financial advisor, or from the Transfer Agent at (877) 665-1287.
     Reinstatement Privilege. A shareholder who has redeemed Class A, B or C shares of the Fund may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of Class A of another Highland Fund at the NAV next determined after the Transfer Agent receives a reinstatement request and payment. Shareholders who desire to exercise this privilege should contact their financial advisor or the Transfer Agent. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax advisor.
     Privileges of Financial Services Firms. Class A shares of the Fund and Highland Floating Rate Fund may be sold at NAV, without a sales charge, to registered representatives and employees of financial services firms (including their affiliates) that are parties to dealer agreements or other sales arrangements with the Distributor; and such persons’ families and their beneficial accounts.
     Privileges of certain Shareholders. Any shareholder eligible to buy Class Z shares of any Highland Fund may purchase Class A shares of another Highland Fund at NAV in those cases where a Class Z share is not available. Qualifying shareholders will not be subject to a Class A initial sales charge or CSDC; however, they will be subject to the annual Rule 12b-1 distribution and service fee.
     Exchanges for Clients of Affiliates of Highland. Clients of Highland who have previously purchased shares of a Highland Fund who have been charged a front-end sales load or other sales charge on such purchases may exchange those shares for Class A shares of the other Highland Fund, without incurring an additional front-end load or other sales charge for those exchanged shares. Each Fund may charge an annual Rule 12b-1 distribution and service fee.
     Sponsored Arrangements. Class A shares of the Fund may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization’s group, the term of the organization’s existence and certain characteristics of the members of its group. The Fund reserves the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.
     Class A shares may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisors that have entered into agreements with the Distributor pursuant to which the Fund is included as an investment option in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.
     Waiver of CDSCs. CDSCs may be waived on redemptions in the following situations with the proper documentation:
1.	Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (“UGMA”), Uniform Transfers to Minors Act (“UTMA”) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee’s account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2.	Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

3.	Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and (iii) the trust document provides for dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

4.	Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the financial adviser agrees to return all or the agreed upon portion of the commission earned on the shares being redeemed.

5.	Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement (as stated in the Plan document).
     The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.
PORTFOLIO TRANSACTIONS
     Selection of Broker-Dealers; Order Placement. Subject to the overall review of the Portfolio’s Board of Managers, the Adviser is responsible for decisions to buy and sell securities and other portfolio holdings of the Fund, for selecting the broker or dealer to be used, and for negotiating any commission rates paid. In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
     The Adviser and its affiliates manage other accounts, including private funds and individual accounts that also invest in Senior Loans and other Fund investments. Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make also may be made on behalf of such other accounts. When the Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by the Adviser to be equitable over time. The Adviser may (but is not obligated to) aggregate orders, which may include orders for accounts in which the Adviser or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Fund. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Adviser in a manner designed to be equitable and consistent with the Adviser’s fiduciary duty to the Fund and its other clients (including its duty to seek to obtain best execution of client trades).
     Commission Rates; Brokerage and Research Services. In placing orders for the Fund’s portfolio, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking the most favorable price and execution, the Adviser, having in mind the Fund’s best interests, will consider all factors it deems relevant, including, by way of illustration: price; the size, type and difficulty of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; operational capabilities; the reputation, experience and financial stability of the broker-dealer involved; and the quality of service rendered by the broker-dealer in other transactions. Though the Adviser generally seeks reasonably competitive commissions or spreads, the Fund will not necessarily be paying the lowest commission or spread available.
     Within the framework of the policy of obtaining the most favorable price and efficient execution, the Adviser does not consider “brokerage and research services” (as defined in the Securities Exchange Act) provided by brokers who effect portfolio transactions with the Adviser or the Fund. “Brokerage and research services” are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries. Columbia

Management, the Fund’s prior investment adviser, did engage in the practice of acquiring brokerage and research services from broker-dealer firms in return for directing trades for client accounts, including the Fund, to those firms. Columbia Management, in effect, used the commission dollars generated from those accounts to pay for such brokerage and research services. The investment management industry uses the term “soft dollars” to refer to this practice.
     For fiscal years ended August 31, 2005, 2004 and 2003, neither the Fund nor Portfolio paid commissions on any transactions.
ADDITIONAL INCOME TAX CONSIDERATIONS
     The Fund intends to comply with the special provisions of the Code that relieve the Fund of federal income tax to the extent of its net investment income and capital gains currently distributed to its shareholders.
     Because capital gain distributions reduce NAV, if a shareholder purchases shares shortly before a record date, he or she will, in effect, receive a return of a portion of the investment in such distribution. The distribution would nonetheless be taxable to the shareholder, even if the NAV of shares were reduced below cost. However, for federal income tax purposes the shareholder’s original cost would continue as the tax basis.
     The Fund, indirectly through the Portfolio, may make investments and engage in investment practices that are subject to special provisions of the Code. These special provisions may, among other things, defer the use of certain deductions or losses, or accelerate certain income or gains, of the Fund, affect the holding period of assets indirectly held by the Fund and alter the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in the amounts necessary to satisfy the requirements for maintaining regulated investment company status and for avoiding income and excise taxes.
     The Fund expects that none of its dividends will qualify for the deduction for dividends received by corporate shareholders or treatment as “qualifying dividend income” eligible for long-term capital gain rates in the hands of individual shareholders.

APPENDIX — RATINGS CATEGORIES
Ratings in General. A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody’s and S&P.
Corporate Bond Ratings
Moody’s
Long-term
Aaa
Bonds rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa
Bonds rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa’ securities.
A
Bonds rated ‘A’ possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa
Bonds rated ‘Baa’ are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba
Bonds rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B
Bonds rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa
Bonds rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca
Bonds rated ‘Ca’ represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C
Bonds rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from ‘Aa’ through ‘Caa.’ The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Prime rating system (short-term)
Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.
Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P
Long-term
AAA
An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA
An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C
A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
r
The symbol ‘r’ is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.
N.R.
The designation ‘N.R.’ indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Note: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.
Short-term
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitment on the obligation.
C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D
A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PART C — OTHER INFORMATION
ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS
(1)	Financial Statements:

The Registrant’s financial highlights for the fiscal years ended August 31, 2005, 2004, 2003, 2002 and 2001 are included in Part A of this Registration Statement in the section entitled “Financial Highlights.”

The Registrant’s audited Annual Report dated August 31, 2005 and unaudited Semi-Annual Report dated February 28, 2006, filed electronically with the Securities and Exchange Commission pursuant to Section 30(b)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”), are incorporated by reference into Part B of this Registration Statement.

(2)	Exhibits:

(a)(1)	Agreement and Declaration of Trust, as amended and restated.(1)

(a)(2)	Amendment to Agreement and Declaration of Trust.(3)

(a)(3)	Amendment to Agreement and Declaration of Trust.(4)

(a)(4)	Amendment to Agreement and Declaration of Trust.(6)

(a)(5)	Amendment to Agreement and Declaration of Trust.(7)

(b)(1)	By-laws of Registrant, as amended and restated.(1)

(b)(2)	Amendment to By-laws.(4)

(b)(3)	Amendment to By-laws.(4)

(b)(4)	Amendment to By-laws.(5)

(b)(5)	Amendment to By-laws.*

(c)	Not applicable.

(d)	See Exhibits (a)(1)-(5).

(e)	Not applicable.

(f)	Not applicable.

(g)	Not applicable.

(h)	Underwriting Agreement between Registrant and PFPC Distributors, Inc. dated April 16, 2004.(7)

(i)	Not applicable.

(j)	Custodian Services Agreement between Registrant and PFPC Trust Company, Inc., dated October 18, 2004.(7)

(k)(1)	Administration Services Agreement between Registrant and Highland Capital Management, L.P. (“Highland”), dated October 16, 2004.(7)

(k)(2)	Sub-Administration Services Agreement between Registrant and PFPC Inc. (“PFPC”), dated October 18, 2004.(7)

(k)(3)	Accounting Services Agreement between Registrant and PFPC, dated October 18, 2004.(7)

(k)(4)	Transfer Agency Services Agreement between Registrant and PFPC, dated October 18, 2004.(7)

(k)(5)	Rule 12b-1 Distribution Plan, as revised.(10)

(k)(6)	Rule 18f-3 Plan, as revised.(7)

(l)(1)	Opinion and Consent of Counsel.(1)

(l)(2)	Opinion and Consent of Counsel.(3)

(l)(3)	Opinion and Consent of Counsel.(4)

(l)(4)	Opinion and Consent of Counsel.(6)

(l)(5)	Opinion and Consent of Counsel.(8)

(l)(6)	Opinion and Consent of Counsel.(9)

(l)(7)	Opinion and Consent of Counsel.(11)

(l)(8)	Opinion and Consent of Counsel.*

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm.*

(o)	Not applicable.

(p)	Initial Capital Agreement.(2)

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant.(7)

(r)(2)	Code of Ethics of Highland.(7)

(s)	Power of Attorney.*

2

*	Filed herewith.

(1)	Incorporated by reference to Registrant’s filing with the Securities and Exchange Commission (the “SEC”) on November 17, 1998.

(2)	Incorporated by reference to Registrant’s filing with the SEC on November 20, 1998.

(3)	Incorporated by reference to Registrant’s filing with the SEC on October 29, 1999.

(4)	Incorporated by reference to Registrant’s filing with the SEC on December 13, 2000.

(5)	Incorporated by reference to Registrant’s filing with the SEC on November 2, 2001.

(6)	Incorporated by reference to Registrant’s filing with the SEC on October 31, 2003.

(7)	Incorporated by reference to Registrant’s filing with the SEC on December 29, 2004.

(8)	Incorporated by reference to Registrant’s filing with the SEC on May 23, 2005.

(9)	Incorporated by reference to Registrant’s filing with the SEC on October 12, 2005.

(10)	Incorporated by reference to Registrant’s filing with the SEC on December 29, 2005.

(11)	Incorporated by reference to Registrant’s filing with the SEC on January 9, 2006.
ITEM 26. MARKETING ARRANGEMENTS
     None.
ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
     None.
ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
     None.
ITEM 29. NUMBER OF HOLDERS OF SECURITIES

Number of Record Holders
Title of Class	as of 7/10/06
Class A	10,230
Class B	5,414
Class C	11,867
Class Z	3,619

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ITEM 30. INDEMNIFICATION
Article Eight of the Agreement and Declaration of Trust of Registrant, as amended from time to time, filed as Exhibit (a) to this Registration Statement (the “Trust Agreement”), which Article is incorporated herein by reference, provides that Registrant shall provide indemnification of its Trustees and officers (including each person who serves or has served at Registrant’s request as a director, officer, or trustee of another organization in which Registrant has any interest as a shareholder, creditor or otherwise) (“Covered Persons”) under specified circumstances.
Section 17(h) of the 1940 Act, provides that neither the Trust Agreement nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article Eight shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.
Unless otherwise permitted under the 1940 Act, (i) Article Eight does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Eight unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are not “interested persons” of Registrant, as defined in Section 2(a)(19) of the 1940 Act (“disinterested trustees”), or (b) an independent legal counsel as expressed in a written opinion; and (iii) Registrant will not advance attorneys’ fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered Person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, non-party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.
Any approval of indemnification pursuant to Article Eight does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Eight as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful

4

misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.
Article Eight also provides that its indemnification provisions are not exclusive.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Registrant, its Trustees and officers, its investment adviser, the other investment companies advised by the adviser, and persons affiliated with them are insured against certain expenses in connection with the defense of actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits, or proceedings. Registrant will not pay any portion of the premium for coverage under such insurance that would (1) protect any Trustee or officer against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (2) protect its investment adviser or principal underwriter, if any, against any liability to Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, in the performance of its duties, or by reason of its reckless disregard of its duties and obligations under its contract or agreement with the Registrant; for this purpose the Registrant will rely on an allocation of premiums determined by the insurance company.
Pursuant to the indemnification agreement among the Registrant, its transfer agent and its investment adviser, the Registrant, its Trustees, officers and employees, its transfer agent and the transfer agent’s directors, officers, and employees are indemnified by Registrant’s investment adviser against any and all losses, liabilities, damages, claims and expenses arising out of any act or omission of the Registrant or its transfer agent performed in conformity with a request of the investment adviser that the transfer agent and the Registrant deviate from their normal procedures in connection with the issue, redemption or transfer of shares for a client of the investment adviser.
Registrant, its Trustees, officers, employees and representatives and each person, if any, who controls the Registrant within the meaning of Section 15 of the 1933 Act are indemnified by the distributor of Registrant’s shares (the “distributor”), pursuant to the terms of the distribution agreement, which governs the distribution of Registrant’s shares, against any and all losses, liabilities, damages, claims and expenses arising out of the acquisition of any shares of the Registrant by any person which (i) may be based upon any wrongful act by the distributor or any of the distributor’s directors, officers, employees or representatives or (ii) may be based upon any untrue or alleged untrue

5

statement of a material fact contained in a registration statement, prospectus, statement of additional information, shareholder report or other information covering shares of the Registrant filed or made public by the Registrant or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading if such statement or omission was made in reliance upon information furnished to the Registrant by the distributor in writing. In no case does the distributor’s indemnity indemnify an indemnified party against any liability to which such indemnified party would otherwise be subject by reason of willful misfeasance, bad faith, or negligence in the performance of its or his duties or by reason of its or his reckless disregard of its or his obligations and duties under the distribution agreement.
ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
The description of the business of Highland is set forth under the caption “Management of the Fund” in the Prospectus forming part of this Registration Statement. The information as to the Directors and officers of Highland set forth in Highland’s Form ADV, as filed with the SEC on November 19, 2004 (File No. 801-54874) and as amended through the date hereof is incorporated herein by reference.
ITEM. 32. LOCATION OF ACCOUNTS AND RECORDS
The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder, including journals, ledgers, securities records and other original records, are maintained primarily at the offices of Registrant’s custodian, PFPC Trust Company, Inc. All other records so required to be maintained are maintained at the offices of Highland, 13455 Noel Road, Suite 1300, Dallas, Texas 75240.
ITEM 33. MANAGEMENT SERVICES
None.
ITEM 34. UNDERTAKINGS
The Registrant undertakes:
(1)	The Registrant undertakes to suspend the offering of shares until the prospectus is amended if: (a) subsequent to the effective date of the Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement; or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)	Not applicable.

(3)	Not applicable.

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(4)	(a) To file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement:
(1)	To include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2)	To reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(3)	To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.
(b)	That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d)	That, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; PROVIDED, HOWEVER, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	That, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will

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be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2)	the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

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SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on the 4th day of August, 2006.
     The Registrant hereby certifies that this Registration Statement meets all of the requirements for effectiveness under paragraph (b) of Rule 486 of the Securities Act of 1933, as amended.

HIGHLAND FLOATING RATE FUND
By:	/s/ JAMES D. DONDERO*
James D. Dondero, President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in their capacities and on the date indicated.

Signature	Title	Date
/s/ James D. Dondero* James D. Dondero	President (Principal Executive Officer)	August 4, 2006
/s/ M. Jason Blackburn M. Jason Blackburn	Treasurer (Principal Financial and Accounting Officer)	August 4, 2006
/s/ R. Joseph Dougherty* R. Joseph Dougherty	Chairman of the Board	August 4, 2006
/s/ Timothy K. Hui* Timothy K. Hui	Board Member	August 4, 2006
/s/ Scott F. Kavanaugh* Scott F. Kavanaugh	Board Member	August 4, 2006
/s/ Bryan A. Ward * Bryan A. Ward	Board Member	August 4, 2006
/s/ James F. Leary* James F. Leary	Board Member	August 4, 2006

* By:	/s/ M. Jason Blackburn*

M. Jason Blackburn, as Attorney-in-Fact

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INDEX OF EXHIBITS FILED WITH THIS AMENDMENT

Exhibit
Number	Exhibit

(b)(5)	Amendment to By-Laws.

(l)(8)	Opinion and Consent of Counsel.

(n)	Consent of Independent Registered Public Accounting Firm.

(s)	Power of Attorney.